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                                                                    EXHIBIT 10.9

                             3PEA TECHNOLOGIES, INC.
                  (A Nevada corporation licensed in California)
                           361 Van Ness Way, Suite 303
                           Torrance, California 90501


For value received, from the account of David J. Estrada in the amount of $12,500 on August 12, 2004, 3PEA Technologies, Inc. hereby promises to pay to David J. Estrada on order at 6134 Manzanar Avenue, Pico Rivera, CA 90660 the principal sum of Twelve Thousand Five Dollars ($12,500.00) plus interest calculated at 6% annually of Three Hundred Seventy Five Dollars ($12,375.00) on or before February 12, 2004. In the event this loan is delinquent beyond February 12, 2004. Interest thereafter will accrue at an annual rate 6% of principal calculated daily.

Further as an incentive for making this loan, the lender shall receive 2,500 shares of the currently authorized 1,000,000 shares of the company stock. Such stock certificate shall be delivered to the lender as soon as is practicable after signing of this agreement.

3PEA TECHNOLOGIES, INC.


BY:      SIGNED                        BY:      SIGNED
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NAME: MARK R. NEWCOMER                 NAME: DAVID J. ESTRADA
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TITLE: CEO                            TITLE: INDIVIDUAL
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DATE: AUGUST 12, 2004                  DATE: AUGUST 12, 2004
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